Exhibit 10.19

AMENDMENT No. 4

TO

LOAN AUTHORIZATION AGREEMENT

This AMENDMENT No. 4 to LOAN AUTHORIZATION AGREEMENT (this “Amendment”) is made and entered into as of this 19th day of July, 2012, by and among Kellwood Holding Corp., a Delaware corporation (the “Borrower”) and SCSF Kellwood Finance, LLC, a Delaware limited liability company (“SCSF”) and Sun Kellwood Finance, LLC, a Delaware limited liability company (together with SCSF, the “Payees”).

WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of April 9, 2012, the Payees became parties and replaced Bank of Montreal as a party to that certain Bank of Montreal Loan Authorization Agreement dated February 13, 2008 between the Borrower and Bank of Montreal (as the same has been and may further be amended, restated supplemented or other modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement);

WHEREAS, the borrowings under the Loan Agreement are evidenced by that certain note attached hereto as Exhibit A.

WHEREAS, the maturity date in the Loan Agreement is August 6, 2009;

WHEREAS, notwithstanding such maturity date, the principal amount and all accrued and unpaid interest thereon under the Loan Agreement remain outstanding and unpaid by Borrower;

WHEREAS, the Borrower and the Payees desire to amend the Loan Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1. Amendment of the Loan Authorization Agreement. Effective as of the date hereof, the Loan Agreement shall be hereby amended as follows:

1.1 The following text of the preamble:

“The interest rate applicable prior to the Maturity Date equals the rate per annum announced by the Bank from time to time as its prime commercial rate, or equivalent, for U.S. dollar loans to borrowers located in the United States (the “Prime Rate”) minus 1%.”

shall be deleted in its entirety and shall be replaced with the following:

“The interest rate applicable prior to the Maturity Date equals the rate per annum announced by the Bank from time to time as its prime commercial rate, or equivalent, for U.S. dollar loans to borrowers located in the United States (the “Prime Rate”) plus 2%.”

1.2 The second sentence of Section 2 shall be deleting in its entirety and shall be replaced with the following:

“Interest for each billing period is computed by applying a daily periodic rate based on the Bank’s Prime Rate plus 2% to each day’s ending Loan balance.”

1.3 The date “August 6, 2009” shall be deleted in each place it appears in the Loan Agreement and shall be replaced with the date “August 6, 2014”.

2. Miscellaneous.

2.1 From and after the date hereof, each reference in the Loan Agreement to “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Loan Agreement as amended hereby.

2.2 Neither Borrower nor any Payee is, by entering into this Amendment, waiving any rights or remedies available to such party under the Loan Agreement. Each of the rights and remedies of Borrower and Payees available to such party immediately prior to the execution of this Amendment shall remain available to such party subsequent to the execution of this Amendment (including Payees’ right to interest at the rate of 2% per annum above the interest rate otherwise applicable to the Loans pursuant to Section 2 of the Loan Agreement for the period beginning on August 6, 2009 and ending on the date hereof).

2.3 Except as specifically set forth above, the Loan shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed.

2.4 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one instrument.

2.5 This Amendment shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Delaware, without giving effect to the conflict of laws rules thereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date and year first above written.

SUN KELLWOOD FINANCE, LLC

By:	/s/ Maxwell C. Lentz

Name:	Maxwell C. Lentz
Title:	Vice President

SCSF KELLWOOD FINANCE, LLC

By:	/s/ Maxwell C. Lentz

Name:	Maxwell C. Lentz
Title:	Vice President

KELLWOOD HOLDING CORP.

By:	/s/ Jill Granoff

Name:	Jill Granoff
Title:	CEO and President

Signature Page to Amendment to Loan Authorization Agreement

Exhibit A

(see attached)

Signature Page to Amendment to Loan Authorization Agreement